Exhibit 32.1

MMA CAPITAL HOLDINGS,  INC.

(FORMERLY MMA CAPITAL MANAGEMENT, LLC)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of MMA Capital Holdings,  Inc,, a Delaware corporation (the “Company”), on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael L. Falcone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2019

/s/ Michael L. Falcone
Michael L. Falcone
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to MMA Capital Holdings,  Inc. and will be retained by MMA Capital Holdings,  Inc. and furnished to the Securities and Exchange Commission or its staff upon request.